UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2012

Clearfield, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-16106	41-1347235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5480 Nathan Lane North, Suite 120, Plymouth, MN	55442
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (763) 476-6866

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3, 4 and 6 through 8 are not applicable and therefore omitted.

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2012, Clearfield, Inc. (the "Company") issued a press release announcing the results of its first quarter of fiscal year 2012 ended December 31, 2011. A copy of that press release is furnished hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is being furnished herewith:

99.1 Press release issued by Clearfield, Inc. dated January 26, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearfield, Inc. (Registrant)
January 26, 2012 (Date)	/s/ CHERYL P. BERANEK Cheryl P. Beranek Chief Executive Officer

Exhibit Index
99.1	Press release dated January 26, 2012